                                              Registration No. 333-

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                              --------------------------

                                       FORM S-8
                                REGISTRATION STATEMENT
                                        Under
                              THE SECURITIES ACT OF 1933

                              --------------------------

                                 ABBOTT LABORATORIES
                (Exact name of registrant as specified in its charter)

         Illinois                                             36-0698440
(State or other jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                           Identification No.)

         Abbott Laboratories                                    60064-3500
        100 Abbott Park Road                                    (Zip Code)
       Abbott Park, Illinois
(Address of Principal Executive Offices)

                     ABBOTT LABORATORIES STOCK RETIREMENT PROGRAM

                               (Full Title of the Plan)

                              --------------------------

                                   Jose M. de Lasa
                                 Abbott Laboratories
                                 100 Abbott Park Road
                          Abbott Park, Illinois  60064-3500
                       (Name and address of agent for service)
 Telephone number, including area code, of agent for service:  (847) 937-5200

                              --------------------------

                           CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------

                                                     Proposed
                                     Proposed        Maximum
                                     Maximum         Aggregate      Amount of
Title of Securities   Amount to be   Offering Price  Offering       Registration
to be Registered      Registered     Per Share (a)   Price (a)      Fee (a)
--------------------------------------------------------------------------------

Common shares         7,000,000      $65.79          $460,530,000   $135,857

(without par value)
--------------------------------------------------------------------------------


(a) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan named herein. The filing fee has been calculated in accordance with Rule 457(c) based on the average of the high and low prices of registrant's Common Shares reported in the consolidated reporting system on December 23, 1997.

The contents of Abbott Laboratories Stock Retirement Plan Registration Statement on Form S-8 (File no. 333-19511) are incorporated herein by reference.











Exhibit Index
Located at Page 7

                                      SIGNATURES

     THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in unincorporated Lake County, and State of Illinois, on December 23, 1997.

                              ABBOTT LABORATORIES


                              By: /s/ Duane L. Burnham
                                  --------------------------------
                                  Duane L. Burnham,
                                  Chairman of the Board and
                                  Chief Executive Officer









Exhibit Index
Located at Page 7

     Each person whose signature appears below constitutes and appoints Duane L. Burnham and Jose M. de Lasa, Esq., and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                  TITLE                         DATE

/s/ Duane L. Burnham       Chairman of the Board,        December 23, 1997
------------------------   Chief Executive Officer,
Duane L. Burnham           and Director of
                           Abbott Laboratories

/s/ K. Frank Austen        Director of Abbott            December 23, 1997
------------------------   Laboratories
K. Frank Austen, M.D.

/s/ H. Laurance Fuller     Director of Abbott            December 23, 1997
------------------------   Laboratories
H. Laurance Fuller

/s/ Thomas R. Hodgson      President, Chief              December 23, 1997
------------------------   Operating Officer,
Thomas R. Hodgson          and Director of Abbott
                           Laboratories

/s/ David A. Jones         Director of Abbott            December 23, 1997
------------------------   Laboratories
David A. Jones

                           Director of Abbott            December       , 1997
------------------------   Laboratories                           ------
David A. L. Owen

/s/ Boone Powell, Jr.      Director of Abbott            December 23, 1997
------------------------   Laboratories
Boone Powell, Jr.

/s/ A. Barry Rand          Director of Abbott            December 23, 1997
------------------------   Laboratories
A. Barry Rand

/s/ W. Ann Reynolds        Director of Abbott            December 23, 1997
------------------------   Laboratories
W. Ann Reynolds

/s/ William D. Smithburg   Director of Abbott            December 23, 1997
------------------------   Laboratories
William D. Smithburg

/s/ John R. Walter         Director of Abbott            December 23, 1997
------------------------   Laboratories
John R. Walter

Exhibit Index
Located at Page 7

/s/ William L. Weiss       Director of Abbott            December 23, 1997
------------------------   Laboratories
William L. Weiss

/s/ Gary P. Coughlan       Senior Vice President,        December 23, 1997
------------------------   Finance and
Gary P. Coughlan           Chief Financial Officer
                           (Principal
                           Financial Officer) of Abbott
                           Laboratories

/s/ Theodore A. Olson      Vice President and            December 23, 1997
------------------------   Controller (Principal
Theodore A. Olson          Accounting Officer)
                           of Abbott Laboratories






Exhibit Index
Located at Page 7

    THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the Abbott Laboratories Stock Retirement Program has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in unincorporated Lake County, and State of Illinois, on the 23rd day of December, 1997.


                                  ABBOTT LABORATORIES STOCK
                                  RETIREMENT PROGRAM


                             By   /s/ Ellen M. Walvoord
                                  -------------------------------------
                                  Ellen M. Walvoord, Plan Administrator







Exhibit Index
Located at Page 7

                                    EXHIBIT INDEX

    EXHIBIT NO.                   DESCRIPTION

         4                        Abbott Laboratories Stock Retirement
                                  Program.

         5 Opinion of Jose M. de Lasa, as to the legality of the securities being issued and the compliance of the Program with the requirements of ERISA.


         23.1                     Consent of counsel, Jose M. de
                                  Lasa, is included in his opinion.

         23.2 Consent of Arthur Andersen LLP as to the use of their report and references to their firm.

         24                       Power of Attorney is included on the
                                  signature page.








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